EXHIBIT NO. 12.1


                                     ALLEGIANT BANCORP, INC.
                                CALCULATION OF EARNINGS PER SHARE
                               NINE MONTHS ENDED SEPTEMBER 30, 1996
                                        # OPTIONS/          STRIKE         PROCEEDS
                                         WARRANTS            PRICE
                                        --------------------------------------------
1989 Employee Plan                        32,174            $ 4.14        $  133,083
1989 Employee Plan                        29,282            $ 4.95           145,079
1994 Employee Plan                        35,292            $ 5.95           210,150
1994 Director's Plan                     211,748            $ 5.95         1,260,862
1994 Director's Plan                      16,136            $ 6.20           100,043
1994 Director's Plan                      10,083            $ 6.45            64,987
1995 Stock Option Plan                         0            $12.00                 0
                                        --------------------------------------------
                                         334,715                          $1,914,204
                                        ========                          ==========

                                        # SHARES            STRIKE         PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Stock warrants                           118,919             $8.26        $  982,702
                                        ========                          ==========

                                        # SHARES            STRIKE         PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Subordinate debt conversion               63,525             $7.93        $  504,000
                                        ========                          ==========

                                    II-6


ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
NINE MONTHS ENDED SEPTEMBER 30, 1996 (continued)


                                                                                                  PRIMARY            FULLY DILUTED
                                                                                                                       W/SUB DEBT
                                                                                              ------------------------------------
Net Income                                                                                       $1,403,000             $1,403,000
   Common shares outstanding at period-end                                                        2,196,174              2,196,174
   Average shares outstanding during the period                                                   2,191,168              2,191,168
   Average shares adjusted                                                                        2,367,965              2,383,023
   Outstanding Options &
     Warrants (in the money)                                                                        453,633                517,158
   Limitation on repurchase (20% of outstanding shares)                                             439,235                439,235
   Maximum shares repurchased                                                                       278,792                325,304
Market price of common stock:
   Average                                                                                       $    10.39
                                                                                                 ==========
   Closing                                                                                                              $    10.45
                                                                                                                        ==========

COMPILATION OF AVERAGE SHARES OUTSTANDING USING
TREASURY STOCK METHOD
-----------------------------------------------
Stock Options
   Proceeds upon exercise of options                                                                                    $1,914,204
Treasury shares that could be
   repurchased with proceeds
     Using average market price
     Using closing market price                                                                                            183,098
                                                                                                                        ==========
Additional shares to be issued
   to cover contracted amount
   under option agreements                                                                                                 151,617
                                                                                                                        ==========
Stock Warrants                                                    N/A USE
   Proceeds upon exercise of stock warrants                       INCREMENTAL                                           $  982,702
                                                                  SHARES AS                                             ==========
   Treasury shares that could be                                  COMPUTED ON THE
   repurchased with proceeds                                      QUARTERLY
     Using average market price                                   EARNINGS PER SHARE
     Using closing market price                                   CALCULATIONS                                              93,998
                                                                                                                        ==========
   Additional shares to be issued
    to cover contracted amount
    under warrant agreements                                                                                                24,921
                                                                                                                        ==========
Conversion of Subordinate Debt
   Proceeds upon exercise of convertible debt                                                                           $  504,000
                                                                                                                        ==========
Treasury shares that could be
   repurchased with proceeds
     Using average market price
     Using closing market price                                                                                             48,209
                                                                                                                        ==========
Excess of shares under option over
   treasury shares that could be
   repurchased                                                                                                              15,316
                                                                                                                        ==========
Average number of common shares
   outstanding                                                                                    2,367,965              2,383,023
                                                                                                 ==========             ==========
Adjustment of net income
   Actual net income                                                                             $1,403,000             $1,403,000
   interest deduction (9.75%)                                                                                                    0
   less 34% tax effect                                                                                                           0
   interest deduction (10.25%)                                                                                              51,660
   less 34% tax effect                                                                                                      (1,800)
                                                                                                 ----------           ------------
   Adjusted net income                                                                           $1,403,000             $1,454,660
                                                                                                 ==========             ==========
Earnings per share
   Simple EPS                                                     0.64
                                                                  ====
   Primary                                                                                             0.59
                                                                                                 ==========
   Fully diluted                                                                                                              0.61
                                                                                                                        ==========
     As a percentage of Simple EPS                                                                    92.53%                 95.33%
                                                                                                 ==========             ==========

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
NINE MONTHS ENDED SEPTEMBER 30, 1996 (continued)


             AVERAGE NUMBER OF SHARES OUTSTANDING - PRIMARY EPS
             --------------------------------------------------
               ACTUAL      10% DIVD     OPTIONS        WARRANTS                       TOTAL
             =================================================================================
Jan          1,989,034     2,187,937    157,636         26,861                       2,372,434
Feb          1,989,034     2,187,937    157,636         26,861                       2,372,434
Mar          1,989,034     2,187,937    157,636         26,861                       2,372,434
April        1,989,034     2,187,937    156,122         26,093                       2,370,152
May          1,989,034     2,187,937    156,122         26,093                       2,370,152
June         1,995,792     2,195,371    156,122         26,093                       2,377,586
July         1,995,129     2,194,642    143,120         20,559                       2,358,321
Aug          1,995,129     2,194,642    143,120         20,559                       2,358,321
Sept         1,996,522     2,196,174    143,120         20,559                       2,359,853
Oct
Nov
Dec          ---------------------------------------------------------------------------------
             1,991,971     2,191,168    152,292         24,504                       2,367,965
             =================================================================================


             AVERAGE NUMBER OF SHARES OUTSTANDING - FULLY DILUTED EPS
             --------------------------------------------------------
               ACTUAL      10% DIVD     OPTIONS        WARRANTS       CONV DEBT       TOTAL
             =================================================================================
Jan          1,989,034     2,187,937    151,617         24,921         15,316        2,379,792
Feb          1,989,034     2,187,937    151,617         24,921         15,316        2,379,792
Mar          1,989,034     2,187,937    151,617         24,921         15,316        2,379,792
April        1,989,034     2,187,937    151,617         24,921         15,316        2,379,792
May          1,989,034     2,187,937    151,617         24,921         15,316        2,379,792
June         1,995,792     2,195,371    151,617         24,921         15,316        2,387,226
July         1,995,129     2,194,642    151,617         24,921         15,316        2,386,496
Aug          1,995,129     2,194,642    151,617         24,921         15,316        2,386,496
Sept         1,996,522     2,196,174    151,617         24,921         15,316        2,388,029
Oct
Nov
Dec          ---------------------------------------------------------------------------------

             1,991,971     2,191,168    151,617         24,921         15,316        2,383,023
             =================================================================================


                                           ALLEGIANT BANCORP, INC.
                                     CALCULATION OF EARNINGS PER SHARE
                                   NINE MONTHS ENDED SEPTEMBER 30, 1995

                                       # OPTIONS/           STRIKE        PROCEEDS
                                        WARRANTS             PRICE
                                      ---------------------------------------------
                                          32,174            $4.14        $  133,083
                                          30,492            $4.95           151,074
                                         251,073            $5.95         1,495,024
                                          16,136            $6.20           100,043
                                          10,083            $6.45            64,987
                                      ---------------------------------------------
                                         339,957                         $1,944,211
                                      ==========                         ==========
                                        # SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                      ---------------------------------------------
Stock warrants                           119,391            $8.26        $  986,700
                                      ==========                         ==========
                                        # SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                      ---------------------------------------------
Subordinate debt conversion               63,525            $7.93        $  504,000
                                      ==========                         ==========

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
NINE MONTHS ENDED SEPTEMBER 30, 1995  (continued)


                                                                                                  PRIMARY            FULLY DILUTED
                                                                                                                       W/SUB DEBT
                                                                                              ------------------------------------
Net Income                                                                                       $1,007,000             $1,007,000
    Common shares outstanding at period-end                                                       2,185,657              2,185,657
    Average shares outstanding during the period                                                  1,891,975              1,891,975
    Average shares adjusted                                                                       1,913,039              1,977,717
    Outstanding Options &
      Warrants (in the money)                                                                       459,348                522,873
    Limitation on repurchase (20% of outstanding shares)                                            437,131                437,131
    Maximum shares repurchased                                                                      417,077                437,499
Market price of common stock:
    Average                                                                                      $     7.03
                                                                                                 ==========
    Closing                                                                                                             $     7.85
                                                                                                                        ==========

COMPILATION OF AVERAGE SHARES OUTSTANDING USING
TREASURY STOCK METHOD
-----------------------------------------------
Stock Options
    Proceeds upon exercise of options                                                                                   $1,944,211
                                                                                                                        ==========
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                           254,215
                                                                                                                        ==========
Additional shares to be issued
    to cover contracted amount
    under option agreements                                                                                                 85,742
                                                                                                                        ==========
Stock Warrants                                                    N/A USE
    Proceeds upon exercise of stock warrants                      INCREMENTAL                                           $  986,700
                                                                  SHARES AS                                             ==========
Treasury shares that could be                                     COMPUTED ON THE
    repurchased with proceeds                                     QUARTERLY
      Using average market price                                  EARNINGS PER SHARE
      Using closing market price                                  CALCULATIONS                                             119,391
                                                                                                                        ==========
    Additional shares to be issued
      to cover contracted amount
      under warrant agreements                                                                                          $       (0)
                                                                                                                        ==========
Conversion of Subordinate Debt
    Proceeds upon exercise of convertible debt                                                                          $  504,000
                                                                                                                        ==========
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                            63,525
                                                                                                                        ==========
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                                  0
                                                                                                                        ==========
Average number of common shares
    outstanding                                                                                   1,913,039              1,977,717
                                                                                                 ==========             ==========
Adjustment of net income
    Actual net income                                                                            $1,007,000             $1,007,000
    interest deduction (9.75%)
    less 34% tax effect
    interest deduction (10.50%)                                                                                             54,180
    less 34% tax effect                                                                                                    (18,421)
                                                                                                 ----------             ----------
    Adjusted net income                                                                          $1,007,000             $1,061,180
                                                                                                 ==========             ==========
Earnings per share
    Simple EPS                                                    0.53
                                                                  ====
    Primary                                                                                            0.53
                                                                                                 ==========
    Fully diluted                                                                                                             0.54
                                                                                                                        ==========
      As a percentage of Simple EPS                                                                   98.90%                100.81%
                                                                                                 ==========             ==========

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
NINE MONTHS ENDED SEPTEMBER 30, 1995  (continued)


             AVERAGE NUMBER OF SHARES OUTSTANDING - PRIMARY EPS
             --------------------------------------------------
                ACTUAL          10% DIVD            OPTIONS             WARRANTS        TOTAL
             =================================================================================
Jan          1,420,783         1,563,861                 0                 0         1,562,861
Feb          1,420,783         1,562,861                 0                 0         1,562,861
Mar          1,425,961         1,568,557                 0                 0         1,568,557
April        1,538,161         1,691,977                 0                 0         1,691,977
May          1,726,261         1,898,887                 0                 0         1,898,887
June         1,986,961         2,185,657                 0                 0         2,185,657
July         1,986,961         2,185,657            63,193                 0         2,248,850
Aug          1,986,961         2,185,657            63,193                 0         2,248,850
Sept         1,986,961         2,185,657            63,193                 0         2,248,850
Oct
Nov
Dec
             ---------------------------------------------------------------------------------
             1,719,977         1,891,975            21,064                 0         1,913,039
             =================================================================================

             AVERAGE NUMBER OF SHARES OUTSTANDING - FULLY DILUTED EPS
             --------------------------------------------------------
                                                                                             CONV
               ACTUAL            10% DIVD       OPTIONS   WARRANTS      SUBTOTAL       DEBT       TOTAL
             ============================================================================================
Jan          1,420,783           1,562,861        85,742       0        1,648,603        0      1,648,603
Feb          1,420,783           1,562,861        85,742       0        1,648,603        0      1,648,603
Mar          1,425,961           1,568,557        85,742       0        1,654,299        0      1,654,299
April        1,538,161           1,691,977        85,742       0        1,777,719        0      1,777,719
May          1,726,261           1,898,887        85,742       0        1,984,629        0      1,984,629
June         1,986,961           2,185,657        85,742       0        2,271,399        0      2,271,399
July         1,986,961           2,185,657        85,742       0        2,271,399        0      2,271,399
Aug          1,986,961           2,185,657        85,742       0        2,271,399        0      2,271,399
Sept         1,986,961           2,185,657        85,742       0        2,271,399        0      2,271,399
Oct
Nov
Dec
             --------------------------------------------------------------------------------------------
             1,719,977           1,891,975        85,742       0        1,977,717        0      1,977,717
             ============================================================================================


                                                    ALLEGIANT BANCORP, INC.
                                              CALCULATION OF EARNINGS PER SHARE
                                                  YEAR ENDED DECEMBER 31, 1995

                                       # OPTIONS/            STRIKE         PROCEEDS
                                        WARRANTS             PRICE
                                        --------------------------------------------
                                          32,174             $4.14        $  133,083
                                          30,492             $4.95           151,074
                                         251,073             $5.95         1,495,024
                                          16,136             $6.20           100,043
                                          10,083             $6.45            64,987
                                        --------------------------------------------
                                         339,957                          $1,944,211
                                        ========                          ==========

                                        # SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Stock warrants                           119,391             $8.26          $986,700
                                        ========                          ==========

                                        # SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Subordinate debt conversion               57,750             $8.73          $504,000
                                        ========                          ==========

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
YEAR ENDED DECEMBER 31, 1995  (continued)
                                                                                           PRIMARY                 FULLY DILUTED
                                                                                                                     W/SUB DEBT
                                                                                          --------------------------------------
Net Income                                                                                     $1,275,416             $1,275,416
    Common shares outstanding at period-end                                                     2,187,937              2,187,937
    Average shares outstanding during the period                                                1,965,585              1,965,585
    Average shares adjusted                                                                             0                      0
    Outstanding Options &
      Warrants (in the money)                                                                     339,957                397,707
    Limitation on repurchase (20% of outstanding shares)                                          437,587                437,587
    Max shares repurchased                                                                        374,014                314,867
    Average market value/share                                                                 $     7.84                    n/a
    Market value at year-end                                                                          n/a             $    10.91
Market price of common stock:
    Average                                                                                    $     7.84
    Closing                                                                                    ==========             $    10.91
                                                                                                                      ==========
COMPILATION OF AVERAGE SHARES OUTSTANDING USING
TREASURY STOCK METHOD
-----------------------------------------------
Stock Options
    Proceeds upon exercise of options                                                                                 $1,944,211
                                                                                                                      ==========
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                         178,219
                                                                                                                      ==========
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                          161,738
                                                                                                                      ==========
Stock Warrants                                                    N/A USE
    Proceeds upon exercise of stock warrants                      INCREMENTAL                                         $  986,700
                                                                  SHARES AS                                           ==========
                                                                  COMPUTED ON THE
Treasury shares that could be                                     QUARTERLY
    repurchased with proceeds                                     EARNINGS PER SHARE
      Using average market price                                  CALCULATIONS
      Using closing market price                                                                                          90,448
                                                                                                                      ==========
    Excess of shares under option over
      treasury shares that could be
      repurchased                                                                                                         28,943
                                                                                                                      ==========
Conversion of Subordinate Debt
    Proceeds upon exercise of convertible debt                                                                        $  504,000
                                                                                                                      ==========
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                          46,200
                                                                                                                      ==========
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                           11,550
                                                                                                                      ==========
Average number of common shares
    outstanding                                                                                 2,056,432              2,152,869
                                                                                               ==========             ==========
Adjustment of net income
    Actual net income                                                                          $1,275,416             $1,275,416
    interest deduction (9.75%)                                                                                            41,576
    less 34% tax effect                                                                                                  (14,136)
    interest deduction (10.50%)                                                                                                0
    less 34% tax effect
                                                                                               ----------             ----------
    Adjusted net income                                                                        $1,275,416             $1,302,856
                                                                                               ==========             ==========
Earnings per share
    Simple EPS                                                    0.65
                                                                  ====
    Primary                                                                                          0.62
                                                                                               ==========
    Fully diluted                                                                                                           0.61
                                                                                                                      ==========
      As a percentage of Simple EPS                                                                 95.58%                 93.27%
                                                                                               ==========             ==========

                                    II-13

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
YEAR ENDED DECEMBER 31, 1995  (continued)


               AVERAGE NUMBER OF SHARES OUTSTANDING - PRIMARY EPS
               --------------------------------------------------

                 ACTUAL          10% DIVD            OPTIONS           WARRANTS         TOTAL
               =================================================================================
Jan            1,420,783         1,562,861            63,193                 0         1,626,054
Feb            1,420,783         1,562,861            63,193                 0         1,626,054
Mar            1,425,961         1,568,557            63,193                 0         1,631,750
April          1,538,161         1,691,977            63,193                 0         1,755,170
May            1,726,261         1,898,887            63,193                 0         1,962,080
June           1,986,961         2,185,657            63,193                 0         2,248,850
July           1,986,961         2,185,657            63,193                 0         2,248,850
Aug            1,986,961         2,185,657            63,193                 0         2,248,850
Sept           1,986,961         2,185,657            63,193                 0         2,248,850
Oct            1,986,961         2,185,657           150,545            23,263         2,359,465
Nov            1,986,961         2,185,657           150,545            23,263         2,359,465
Dec            1,989,034         2,187,937           150,545            23,263         2,361,745
               ---------------------------------------------------------------------------------
               1,786,896         1,965,585            85,031             5,816         2,056,432
               =================================================================================

               AVERAGE NUMBER OF SHARES OUTSTANDING - FULLY DILUTED EPS
               --------------------------------------------------------
                                                                                      CONV
                 ACTUAL       10% DIVD      OPTIONS      WARRANTS    SUBTOTAL         DEBT           TOTAL
               =============================================================================================
Jan            1,420,783     1,562,861      161,738            0    1,724,599             0        1,724,599
Feb            1,420,783     1,562,861      161,738            0    1,724,599             0        1,724,599
Mar            1,425,961     1,568,557      161,738            0    1,730,295             0        1,730,295
April          1,538,161     1,691,977      161,738            0    1,853,715        11,550        1,865,265
May            1,726,261     1,898,887      161,738            0    2,060,625        11,550        2,072,175
June           1,986,961     2,185,657      161,738       28,943    2,376,338        11,550        2,387,888
July           1,986,961     2,185,657      161,738       28,943    2,376,338        11,550        2,387,888
Aug            1,986,961     2,185,657      161,738       28,943    2,376,338        11,550        2,387,888
Sept           1,986,961     2,185,657      161,738       28,943    2,376,338        11,550        2,387,888
Oct            1,986,961     2,185,657      161,738       28,943    2,376,338        11,550        2,387,888
Nov            1,986,961     2,185,657      161,738       28,943    2,376,338        11,550        2,387,888
Dec            1,989,034     2,187,937      161,738       28,943    2,378,618        11,550        2,390,168
               ---------------------------------------------------------------------------------------------
               1,786,896     1,965,585      161,738       16,884    2,144,207         8,663        2,152,869
               =============================================================================================


                                                   ALLEGIANT BANCORP, INC.
                                              CALCULATION OF EARNINGS PER SHARE
                                                 YEAR ENDED DECEMBER 31, 1994

                                       # OPTIONS/            STRIKE        PROCEEDS
                                        WARRANTS             PRICE
                                        --------------------------------------------
                                          32,174             $4.14        $  133,083
                                          30,492             $4.95           151,074
                                         251,073             $5.95         1,495,024
                                          16,136             $6.20           100,043
                                          10,083             $6.45            64,987
                                        --------------------------------------------
                                         339,957                          $1,944,211
                                        ========                          ==========

                                        # SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Stock warrants
                                        ========                          ==========

                                        # SHARES            STRIKE        PROCEEDS
                                                             PRICE
                                        --------------------------------------------
Subordinate debt conversion
                                        ========                          ==========

ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
YEAR ENDED DECEMBER 31, 1994  (continued)
                                                                                             PRIMARY               FULLY DILUTED
                                                                                                                     W/SUB DEBT
                                                                                          --------------------------------------
Net Income                                                                                      $  801,148             $  801,148
    Common shares outstanding at period-end                                                      1,566,043              1,566,043
    Average shares outstanding during the period                                                 1,511,231              1,511,231
    Average shares adjusted                                                                              0                      0
    Outstanding Options &
      Warrants (in the money)                                                                      339,957                339,957
    Limitation on repurchase (20% of c/s shares)                                                   313,209                313,209
    Max shares repurchased                                                                         367,219                361,922
    Average market value/share                                                                  $     5.29                    n/a
    Market value at year-end                                                                           n/a             $     5.37
Market price of common stock:
         Average                                                                                $     5.29
                                                                                                ==========
         Closing                                                                                                       $     5.37
                                                                                                                       ==========
COMPILATION OF AVERAGE SHARES OUTSTANDING USING
TREASURY STOCK METHOD
-----------------------------------------------
Stock Options
    Proceeds upon exercise of options                                                                                  $  284,157
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                           52,897
                                                                                                                       ==========
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                             9,769
                                                                                                                       ==========
Stock Warrants                                                    N/A USE
      Proceeds upon exercise of stock warrants                    INCREMENTAL                                          $        0
                                                                  SHARES AS                                            ==========
                                                                  COMPUTED ON THE
Treasury shares that could be                                     QUARTERLY
    repurchased with proceeds                                     EARNINGS PER SHARE
      Using average market price                                  CALCULATIONS
      Using closing market price                                                                                                0
                                                                                                                       ==========
    Excess of shares under option over
      treasury shares that could be
      repurchased                                                                                                               0
                                                                                                                       ==========
Conversion of Subordinate Debt
    Proceeds upon exercise of convertible debt                                                                         $        0
                                                                                                                       ==========
Treasury shares that could be
    repurchased with proceeds
      Using average market price
      Using closing market price                                                                                                0
                                                                                                                       ==========
Excess of shares under option over
    treasury shares that could be
    repurchased                                                                                                                 0
                                                                                                                       ==========
Average number of common shares
    outstanding                                                                                  1,520,222              1,521,000
                                                                                                ==========             ==========
Adjustment of net income
    Actual net income                                                                           $  801,148             $  801,148
    interest deduction (9.75%)                                                                                                  0
    less 34% tax effect                                                                                                         0
    interest deduction (10.50%)                                                                                                 0
    less 34% tax effect
                                                                                                ----------             ----------
    Adjusted net income                                                                         $  801,148             $  801,148
                                                                                                ==========             ==========
Earnings per share
    Simple EPS                                                    0.53
                                                                  ====
    Primary                                                                                           0.53
                                                                                                ==========
    Fully diluted                                                                                                            0.53
                                                                                                                       ==========
      As a percentage of Simple EPS                                                                  99.41%                 99.36%
                                                                                                ==========             ==========


ALLEGIANT BANCORP, INC.
CALCULATION OF EARNINGS PER SHARE
YEAR ENDED DECEMBER 31, 1994  (continued)


                        AVERAGE NUMBER OF SHARES OUTSTANDING - PRIMARY EPS
                        --------------------------------------------------

                         ACTUAL          10% DIVD            OPTIONS          WARRANTS          TOTAL
                       ================================================================================
Jan                    1,366,728         1,503,401            8,732                           1,512,133
Feb                    1,366,728         1,503,401            8,732                           1,512,133
Mar                    1,366,728         1,503,401            8,732                           1,512,133
April                  1,366,728         1,503,401            9,769                           1,513,170
May                    1,366,728         1,503,401            9,769                           1,513,170
June                   1,366,728         1,503,401            9,769                           1,513,170
July                   1,366,728         1,503,401            8,732                           1,512,133
Aug                    1,366,728         1,503,401            8,732                           1,512,133
Sept                   1,366,728         1,503,401            8,732                           1,512,133
Oct                    1,366,728         1,503,401            8,732                           1,512,133
Nov                    1,395,202         1,534,722            8,732                           1,543,454
Dec                    1,423,675         1,566,043            8,732                           1,574,774
                       --------------------------------------------------------------------------------
                       1,373,846         1,511,231            8,991                           1,520,222
                       ================================================================================

                   AVERAGE NUMBER OF SHARES OUTSTANDING - FULLY DILUTED EPS
                   --------------------------------------------------------
                                                                             CONV
                     ACTUAL               10% DIVD        OPTIONS WARRANTS   DEBT    TOTAL
                  ===========================================================================
Jan                1,366,728              1,503,401        9,769     0        0     1,513,170
Feb                1,366,728              1,503,401        9,769     0        0     1,513,170
Mar                1,366,728              1,503,401        9,769     0        0     1,513,170
Apr                1,366,728              1,503,401        9,769     0        0     1,513,170
May                1,366,728              1,503,401        9,769     0        0     1,513,170
June               1,366,728              1,503,401        9,769     0        0     1,513,170
July               1,366,728              1,503,401        9,769     0        0     1,513,170
Aug                1,366,728              1,503,401        9,769     0        0     1,513,170
Sept               1,366,728              1,503,401        9,769     0        0     1,513,170
Oct                1,366,728              1,503,401        9,769     0        0     1,513,170
Nov                1,395,202              1,534,722        9,769     0        0     1,544,491
Dec                1,423,675              1,566,043        9,769     0        0     1,575,812
                  ---------------------------------------------------------------------------
                   1,373,846              1,511,231        9,769     0        0     1,521,000
                  ===========================================================================